UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported) July 3, 2001



                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


              New Mexico             Commission              85-00019030
----------------------------                            ------------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
      of Incorporation)                                 Identification) Number)



                 Alvarado Square, Albuquerque, New Mexico 87158
               (Address of principal executive offices) (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ______________________________
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 7.   Exhibits

Exhibits

     99.1 Annual Meeting speech of the Company's Chairman, President and Chief Executive Officer

     99.2  Press Release summarizing annual meeting speech


Item 9.   Regulation FD Disclosure

     Public Service Company of New Mexico (the "Company" or "PNM") is filing as exhibits to this Form 8-K (1) the annual meeting speech of the Company's Chairman, President and Chief Executive Officer, Jeff Sterba delivered at the Company's annual meeting held on July 3, 2001 and (2) the Company's press release summarizing the annual meeting speech.


     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.
--------------------------------------------------------------------------------
  Statements made in this filing that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and PNM assumes no obligation to update this information. Because actual results may differ materially from expectations, PNM cautions readers not to place undue reliance on these statements. A number of factors, including weather, fuel costs, changes in supply and demand in the market for electric power, the performance of generating units and transmission systems, and state and federal regulatory and legislative decisions and actions, including the wholesale electric power pricing mitigation plan ordered by the Federal Energy Regulatory Commission
(FERC) on June 18, 2001, rulings issued by the New Mexico Public Regulation Commission (NMPRC) pursuant to the Electric Utility Industry Restructuring Act of 1999 (as amended), and in other cases now pending or which may be brought before the FERC or the NMPRC, or other actions relating to utility restructuring or stranded cost recovery, could cause PNM results to differ from results forecast in this news release. For a detailed discussion of the important factors affecting PNM, please see ``Management's Discussion and Analysis of Financial Condition and Results of Operations'' in the company's Form 10-K (as amended) for the year ended December 31, 2000, Form 10-Q for the quarter ended March 31, 2001, and Form 8-K filings with the Securities and Exchange Commission.



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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                  (Registrant)


Date:  July 6, 2001                              /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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